LEGG MASON GLOBAL TRUST, INC.

Legg Mason International Equity Trust

Legg Mason Emerging Markets Trust

Supplement to the Prospectus dated
May 1, 2008

The footnote to the “Annual Fund Operating Expenses” table on pages 20 of the Prospectus is replaced in its entirety with the following:

(a)

The manager currently intends to voluntarily waive fees or reimburse expenses paid by the fund, at the annual rate of 0.06% of average daily net assets attributable to Institutional Class shares of Emerging Markets Trust (the “Class”), provided that no waiver or reimbursement will be made beyond the amount necessary to reduce the Class’ annualized expenses (exclusive of taxes, interest, brokerage, and extraordinary expenses) to 1.25% of average daily net assets. This voluntary waiver is currently expected to continue until April 30, 2009, but may be terminated at any time.

This supplement should be retained with your Prospectus for future reference.

This supplement is dated August 29, 2008.